Putnam Growth Opportunities Fund
The fund's portfolio
10/31/19 (Unaudited)

COMMON STOCKS (98.5%)(a)
	Shares	Value
Aerospace and defense (3.7%)
Boeing Co. (The)	177,600	$60,368,016
Northrop Grumman Corp.	246,200	86,780,576
TransDigm Group, Inc.	136,100	71,626,708

		218,775,300
Biotechnology (1.2%)
Seattle Genetics, Inc.(NON)	69,434	7,457,212
Vertex Pharmaceuticals, Inc.(NON)	326,700	63,863,316

		71,320,528
Capital markets (1.5%)
Intercontinental Exchange, Inc.	960,900	90,632,088

		90,632,088
Chemicals (3.0%)
Linde PLC	390,800	77,515,180
Sherwin-Williams Co. (The)	170,135	97,371,663

		174,886,843
Commercial services and supplies (2.0%)
Edenred (France)	632,945	33,327,512
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $194) (Private) (Germany)(NON)(F)(RES)	146	122
New Middle East Other Assets GmbH (acquired 8/2/13, cost $78) (Private) (Germany)(NON)(F)(RES)	59	49
Waste Connections, Inc.	906,502	83,760,785

		117,088,468
Consumer finance (0.1%)
Oportun Financial Corp. (acquired 2/6/15 and 6/23/15, cost $13,480,762) (Private)(NON)(F)(RES)	430,264	6,242,270

		6,242,270
Entertainment (2.2%)
Live Nation Entertainment, Inc.(NON)	1,393,296	98,227,368
Netflix, Inc.(NON)	100,006	28,742,724

		126,970,092
Equity real estate investment trusts (REITs) (2.0%)
American Tower Corp.	551,100	120,183,888

		120,183,888
Food and staples retail (1.0%)
Walmart, Inc.	510,700	59,884,682

		59,884,682
Food products (0.8%)
McCormick & Co., Inc. (non-voting shares)	303,900	48,833,691

		48,833,691
Health-care equipment and supplies (5.5%)
Danaher Corp.	966,833	133,248,924
Edwards Lifesciences Corp.(NON)	248,700	59,285,106
IDEXX Laboratories, Inc.(NON)	376,978	107,442,500
Intuitive Surgical, Inc.(NON)	40,700	22,505,065

		322,481,595
Health-care providers and services (1.6%)
UnitedHealth Group, Inc.	380,800	96,228,160

		96,228,160
Hotels, restaurants, and leisure (0.7%)
Planet Fitness, Inc. Class A(NON)	682,300	43,435,218

		43,435,218
Household durables (—%)
HC Brillant Services GmbH (acquired 8/2/13, cost $194) (Private) (Germany)(NON)(F)(RES)	292	244

		244
Industrial conglomerates (2.4%)
Honeywell International, Inc.	479,413	82,809,007
Roper Technologies, Inc.	179,998	60,652,126

		143,461,133
Insurance (0.6%)
AIA Group, Ltd. (Hong Kong)	3,655,250	36,269,059

		36,269,059
Interactive media and services (6.7%)
Alphabet, Inc. Class C(NON)	225,500	284,154,805
Facebook, Inc. Class A(NON)	591,503	113,361,550

		397,516,355
Internet and direct marketing retail (7.7%)
Amazon.com, Inc.(NON)	196,950	349,913,187
Booking Holdings, Inc.(NON)	51,200	104,897,024
Global Fashion Group SA (acquired 8/2/13, cost $9,654,255) (Private) (Luxembourg)(NON)(F)(RES)	42,727	92,209

		454,902,420
IT Services (12.4%)
Fidelity National Information Services, Inc.	909,803	119,875,643
Mastercard, Inc. Class A	606,800	167,968,308
Okta, Inc.(NON)	182,160	19,868,191
PayPal Holdings, Inc.(NON)	1,719,300	178,979,130
Visa, Inc. Class A	1,365,600	244,251,216

		730,942,488
Life sciences tools and services (2.4%)
IQVIA Holdings, Inc.(NON)	479,500	69,249,390
Lonza Group AG (Switzerland)	205,871	74,118,200

		143,367,590
Media (2.2%)
Charter Communications, Inc. Class A(NON)	271,716	127,125,048

		127,125,048
Personal products (1.0%)
Estee Lauder Cos., Inc. (The) Class A	331,300	61,711,251

		61,711,251
Pharmaceuticals (0.9%)
Merck & Co., Inc.	605,100	52,437,966

		52,437,966
Professional services (1.9%)
CoStar Group, Inc.(NON)	200,514	110,186,453

		110,186,453
Road and rail (1.5%)
Union Pacific Corp.	528,271	87,407,720

		87,407,720
Semiconductors and semiconductor equipment (2.5%)
NVIDIA Corp.	292,100	58,717,942
Texas Instruments, Inc.	772,100	91,100,079

		149,818,021
Software (17.6%)
Adobe, Inc.(NON)	388,136	107,874,638
Coupa Software, Inc.(NON)(S)	182,600	25,105,674
Dassault Systemes SA (France)	374,796	57,012,929
DocuSign, Inc.(NON)	640,371	42,386,156
Microsoft Corp.	3,983,500	571,114,398
RealPage, Inc.(NON)	805,352	48,764,064
Salesforce.com, Inc.(NON)	1,005,829	157,402,180
ServiceNow, Inc.(NON)	126,300	31,228,938

		1,040,888,977
Specialty retail (3.7%)
Home Depot, Inc. (The)	648,311	152,080,794
TJX Cos., Inc. (The)	1,185,300	68,332,545

		220,413,339
Technology hardware, storage, and peripherals (7.1%)
Apple, Inc.	1,697,801	422,344,977

		422,344,977
Textiles, apparel, and luxury goods (2.6%)
lululemon athletica, Inc. (Canada)(NON)	298,700	61,015,449
NIKE, Inc. Class B	1,005,751	90,065,002

		151,080,451

Total common stocks (cost $3,761,885,536)		$5,826,836,315

CONVERTIBLE PREFERRED STOCKS (0.3%)(a)
	Shares	Value
Uber Technologies, Inc. Ser. E, 8.00% cv. pfd. (acquired 2/18/15, cost $18,129,746) (Private)(NON)(F)(RES)	536,108	$16,043,032

Total convertible preferred stocks (cost $18,129,746)		$16,043,032

WARRANTS (—%)(a)(NON)
	Expiration date	Strike Price	Warrants	Value
Neuralstem, Inc. Ser. K, (acquired 1/3/14 and 4/20/17, cost $—)(RES)	1/9/22	$42.00	6,349	$—

Total warrants (cost $—)				$—

SHORT-TERM INVESTMENTS (1.9%)(a)
	Shares	Value
Putnam Cash Collateral Pool, LLC 2.07%(AFF)	23,618,125	$23,618,125
Putnam Short Term Investment Fund 1.98%(AFF)	86,065,665	86,065,665

Total short-term investments (cost $109,683,790)		$109,683,790
TOTAL INVESTMENTS

Total investments (cost $3,889,699,072)		$5,952,563,137

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from August 1, 2019 through October 31, 2019 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $5,916,250,267.
(NON)	This security is non-income-producing.
(RES)	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $22,377,926, or 0.4% of net assets.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 7/31/19	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 10/31/19
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$29,571,165	$118,597,173	$124,550,213	$127,246	$23,618,125
	Putnam Short Term Investment Fund**	83,190,622	173,089,629	170,214,586	308,321	86,065,665

	Total Short-term investments	$112,761,787	$291,686,802	$294,764,799	$435,567	$109,683,790
* No management fees are charged to Putnam Cash Collateral Pool, LLC. There were no realized or unrealized gains or losses during the period.
# The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund received cash collateral of $23,618,125, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $22,589,607.
** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities' valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$651,611,495	$—	$—
Consumer discretionary	869,739,219	—	92,453
Consumer staples	170,429,624	—	—
Financials	90,632,088	36,269,059	6,242,270
Health care	611,717,639	74,118,200	—
Industrials	643,591,391	33,327,512	171
Information technology	2,286,981,534	57,012,929	—
Materials	174,886,843	—	—
Real estate	120,183,888	—	—

Total common stocks	5,619,773,721	200,727,700	6,334,894
Convertible preferred stocks	—	—	16,043,032
Warrants	—	—	—
Short-term investments	86,065,665	23,618,125	—

Totals by level	$5,705,839,386	$224,345,825	$22,377,926
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund's net assets and were not considered a significant portion of the fund's portfolio.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Warrants (number of warrants)	6,349

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com